AGREEMENT, dated January 3, 2000, by and between Acubid.com Inc., a
Delaware corporation with offices at 1947 Camino Vida Roble, Suite 102, Carlsbad, California 92008 ("Acubid") and Jeffrey Marcus, with offices at 777 Third Avenue, 19th Floor, New Yord, New York 10017 ("Marcus").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Marcus has performed legal services for Acubid and Acubid is presently indebted to Marcus in the amount of Eighteen Thousand Seven Hundred Fifty ($18,750.00) Dollars; and

         WHEREAS, Acubid desires to issue and deliver to Marcus twenty five thousand (25,000) Shares of Common Stock, $.001 par value, of Acubid in payment of the aforementioned $18,750.00, and marcus desires to accept 25,000 shares of Acubid Common Stock in satisfaction of the aforesaid $18,750.00;

         NOW, THEREFORE, in consideration of the provisions herein contained, the parties hereto hereby agree as follows:

         1. Acubid acknowledges that it is indebted to Marcus in the amount of $18,750.00 for past services rendered to Acubid and hereby agrees to issue and deliver to Marcus 25,000 Shares of its Common Stock, $.001 par value, in payment of the aforesaid $18,750.00 debt and Marcus hereby agrees to accept 25,000 Shares of Acubid Common Stock, $.001 par value, as payment of the aforesaid $18,750.00.

         2. Acubid hereby agrees to use its best efforts to register the 25,000 Shares of Acubid Common Stock issued to Marcus hereunder with the Securities and Exchange Commission by filing a registration statement on Form S-8 with respect to such Shares as soon as practicable following the issuance of such Shares.

         3. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supercedes all prior agreements and understandings between the parties.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.


                                             ACUBID.COM INC.


                                             By: /s/ Michael Schaffer
                                                --------------------------
                                                Michael Schaffer,
                                                  Chief Executive Officer

                                                /s/ Jeffrey Marcus
                                                -------------------------
                                                Jeffrey Marcus